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                                                                   Exhibit 10.13

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     THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT
             HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
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                        NON-QUALIFIED STOCK OPTION GRANT
                (RTI INTERNATIONAL METALS, INC. 2004 STOCK PLAN)


                 NOT TRANSFERABLE EXCEPT BY WILL OR BY THE LAWS
                GOVERNING THE DESCENT AND DISTRIBUTION OF ESTATES


Non-Qualified Stock Option granted by RTI International Metals, Inc., an Ohio corporation, herein called the Company, to the undersigned employee of the Company or one of its subsidiaries (the Optionee).


             NAME OF OPTIONEE:

             NAME OF EMPLOYING COMPANY
             ON DATE HEREOF:

             OPTION SERIAL NUMBER:

             NUMBER OF SHARES SUBJECT TO PURCHASE:

             OPTION PRICE OF EACH SHARE:   $

             DATE OF THIS STOCK OPTION:             January 28, 2005


By your signature and the signature of the Stock Option Officer below, you and the Company agree that this option is granted under and governed by the terms and conditions of RTI International Metals, Inc.'s 2004 Stock Plan, as amended from time to time, and the Terms and Conditions contained herein, as well as such administrative regulations as the Human Resources Committee may adopt from time to time.


RTI International Metals, Inc.              Accepted as of the above date:


By                               (L.S.)     By                            (L.S.)
   ------------------------------              ---------------------------
       Authorized Officer                          Signature of Optionee

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                              TERMS AND CONDITIONS

     1. The Company agrees that the Optionee has the right to purchase the number of Shares set forth above for the price stated.


     2. The Optionee agrees to continue as an employee of the Company or one of its subsidiaries for one year from the date of the option (subject to the employing company's right to terminate the Optionee's employment at any time), performing such duties consistent with Optionee's capabilities and receiving present compensation or such adjusted compensation as the employing company shall from time to time reasonably determine. If the terms of the Optionee's employment are changed in a manner materially adverse to the Optionee during such period, the Optionee shall be relieved of any further obligation to remain employed.


     3. The option will be divided into and become exercisable in three separate installments, each installment equal to one-third (1/3) of the total Number of Shares Subject to Purchase (the total set forth above). The first installment shall first become exercisable on January 28, 2006; the second installment shall first become exercisable on January 28, 2007; and, the third installment shall first become exercisable on January 28, 2008. Each such installment may be exercised in whole or in part on or after the date specified above on which such installment first becomes exercisable and must be exercised, if at all, on or before (a) January 28, 2015, (b) the date three years after the date upon which the Optionee Retires ("Retires" shall mean terminates employment with the Company or one of its subsidiaries by reason of Retirement -- Retirement shall be deemed to occur only under conditions which entitle the Optionee to an immediately receivable pension, and not a deferred vested pension), or (c) the date three years after the Optionee dies while employed, whichever first occurs. Unless otherwise determined by the Human Resources Committee, the option period shall also terminate and all rights to exercise the option shall terminate in the event the Optionee ceases to be an employee of the Company or any of its subsidiaries for any cause other than death or Retirement. The Human Resources Committee may cancel the option by written notice to the Optionee after the Optionee Retires prior to age 65 or after the Optionee Retires at any age and the Committee deems such cancellation to be in the best interests of the Company. The Optionee agrees to return the option to the Company for cancellation.


     4. During the Optionee's lifetime, the option may be exercised only by the Optionee or by the Optionee's guardian or legal representative. Upon the Optionee's death, the option may be transferred by will or by the laws governing the descent and distribution of the Optionee's estate. Otherwise, the option may not be transferred, pledged or encumbered and, in the event of an attempt to transfer, pledge or encumber it, the Human Resources Committee may cancel it.


     5. The option is not valid unless it is accepted by the Optionee and a duplicate original thereof is received by the Stock Option Officer. In the event of the exercise of the option in whole, the option shall be surrendered to the Stock Option Officer for cancellation. In the event of the exercise of the option in part or of a change in the number of shares optioned, the option shall be delivered by the Optionee to the Stock Option Officer for the purpose of making appropriate notation thereon, or of otherwise reflecting in such manner as the Human Resources Committee shall determine, the change in the number of shares optioned.


     6. This agreement shall be construed in accordance with and governed by the laws of the State of Ohio, without resort to that state's conflict of law rules. This agreement is the entire agreement between the parties with respect to the option. Capitalized terms used and not defined herein shall have the meaning attributed to them in the Plan or the administrative regulations.



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RTI International Metals, Inc.
1000 Warren Avenue
Niles, Ohio 44446

RTI INTERNATIONAL METALS LOGO





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Non-Qualified Stock Option Grant                       ----------------------------------------------------------------------------
(RTI International Metals, Inc. 2004 Stock Plan)
                                                                                     ENDORSEMENTS

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                                                         Date of       Number       Balance
                                                         Exercise     of Shares     Shares                              Endorsement
                                                         of Option    Exercised    on Option     Authorized Signature      Date
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January 28, 2005
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